F&G Annuities & Life Reports Third Quarter 2025 Results Des Moines, Iowa – (November 6, 2025) – F&G Annuities & Life, Inc. (NYSE: FG) (F&G or the Company) a leading provider of insurance solutions serving retail annuity and life customers and institutional clients, today reported financial results for the third quarter ended September 30, 2025. Net earnings attributable to common shareholders (net earnings) for the third quarter were $114 million, or $0.85 per diluted share (per share), compared to a net loss of $10 million, or $0.08 per share, for the third quarter of 2024. Net earnings for the third quarter included $25 million of net unfavorable mark-to-market effects and $26 million of other unfavorable items; all of which are excluded from adjusted net earnings. Net loss for the third quarter of 2024 included $150 million of net unfavorable mark-to-market effects and $16 million of other unfavorable items; all of which are excluded from adjusted net earnings. Adjusted net earnings attributable to common shareholders (adjusted net earnings) for the third quarter were $165 million, or $1.22 per share, compared to $156 million, or $1.22 per share, for the third quarter of 2024. Adjusted net earnings include significant income and expense items and alternative investment portfolio returns from short-term mark-to-market movement that differ from long-term return expectations. Please see the “Third Quarter 2025 Results” and “Non-GAAP Measures and Other Information” sections for further explanation. Third Quarter 2025 Highlights • Record assets under management, driven by strong sales across all products and distribution channels: F&G achieved record assets under management before flow reinsurance of $71.4 billion at the end of the third quarter, an increase of 14% over the third quarter of 2024. This included retained AUM of $56.6 billion. F&G’s gross sales were $4.2 billion and net sales were $2.8 billion for the third quarter • Excellent credit performance in the investment portfolio: The investment portfolio is performing well, with 96% of fixed maturities being investment grade. It is well matched to our liability profile and diversified across asset types. Credit-related impairments have remained low and stable, averaging 6 basis points over the past five years and remained below pricing assumptions for the first nine months of 2025 • Reported adjusted return on assets (ROA) includes short-term fluctuations in investment income from alternative investments: Adjusted ROA of 87 basis points in the third quarter; adjusted ROA of 92 basis points over the last twelve months (LTM), in line with the second quarter 2025 LTM; reflects growing contributions from flow reinsurance and owned distribution • Growing adjusted return on equity (ROE) ex AOCI: Adjusted ROE excluding AOCI (including short- term fluctuations in investment income from alternative investments) was 8.8% for the third quarter, in line with the sequential quarter • On track to achieve our Investor Day targets: We continue to make strong progress toward the medium- term targets set out at our 2023 Investor Day • Continued focus on organic growth and return of capital to shareholders: F&G returned $33 million of capital to shareholders from common and preferred dividends in the third quarter • Completed launch of new reinsurance sidecar with approximately $1 billion in anticipated capital commitments: Successfully launched our strategic partnership with a new reinsurance vehicle, effective August 1, 2025, and commenced the forward flow on a quota share basis of certain accumulation focused fixed indexed annuity products Chris Blunt, F&G's Chief Executive Officer, said, “We delivered outstanding third quarter results highlighted by record assets under management before flow reinsurance of $71 billion fueled by one of our best sales quarters in history, the launch of our new reinsurance sidecar, and strong performance across our business through the third quarter as we execute on our strategy and make continued progress towards our 2023 Investor Day targets. Our business continues to benefit from increased scale and disciplined expense management, as our ratio of operating expense to AUM before flow reinsurance has improved to 52 basis points, down 10 basis points from the third quarter of 2024, with further improvement expected by the end of the year. Our high quality investment portfolio is performing well and credit related impairments remain below our pricing assumption. F&G is becoming a more fee based, higher margin and capital light business as we leverage our position as one of the industry’s largest sellers of annuities and life insurance.” Summary Financial Results1 (In millions, except per share data) Three Months Ended Nine Months Ended September 30, 2025 September 30, 2024 2025 2024 Gross sales $ 4,238 $ 3,878 $ 11,246 $ 11,793 Net sales $ 2,800 $ 2,386 $ 7,725 $ 8,133 Assets under management (AUM) $ 56,647 $ 52,464 $ 56,647 $ 52,464 Average assets under management (AAUM) YTD $ 54,870 $ 50,970 $ 54,870 $ 50,970 AUM before flow reinsurance $ 71,430 $ 62,875 $ 71,430 $ 62,875 Adjusted return on assets 0.87% 1.05% 0.87% 1.05 % Adjusted return on average equity (ex. AOCI) 8.8% 9.1% 8.8% 9.1 % Net earnings (loss) $ 114 $ (10) $ 124 $ 299 Net earnings (loss) per share $ 0.85 $ (0.08) $ 0.94 $ 2.38 Adjusted net earnings $ 165 $ 156 $ 359 $ 403 Adjusted net earnings per share $ 1.22 $ 1.22 $ 2.72 $ 3.18 Book value per common share $ 33.88 $ 32.51 $ 33.88 $ 32.51 Book value per common share, excluding AOCI $ 44.07 $ 42.28 $ 44.07 $ 42.28 Third Quarter 2025 Results Record AUM before flow reinsurance was $71.4 billion, an increase of 14% over $62.9 billion at the end of the third quarter of 2024. This included retained AUM of $56.6 billion, an increase of 8% over $52.5 billion at the end of the third quarter of 2024. A rollforward of AUM can be found in the “Non-GAAP Measures and Other Information” section of this release. Gross sales were $4.2 billion for the third quarter, an increase of 8% over the third quarter of 2024, driven by favorable market conditions and strong demand for retirement savings products. Core sales were $2.2 billion for the third quarter, modestly above the third quarter of 2024, reflecting strong indexed annuity, indexed universal life and pension risk transfer sales. Opportunistic sales were $2.0 billion for the third quarter, split between multiyear guaranteed annuities and funding agreements, compared to $1.7 billion in the third quarter of 2024 which was solely comprised of multiyear guaranteed annuities. Opportunistic volumes vary quarter to quarter depending on economics and market opportunity. Net sales were $2.8 billion for the third quarter, compared to $2.4 billion in the third quarter of 2024; this reflects flow reinsurance at varying ceded amounts in line with capital targets for multiyear guaranteed annuities and fixed indexed annuities, including our new reinsurance sidecar, effective August 1, 2025. Adjusted net earnings were $165 million, or $1.22 per share, compared to $156 million, or $1.22 per share for the third quarter of 2024. Adjusted net earnings include significant income and expense items and alternative investment portfolio returns from short-term mark-to-market movement that differ from long-term return expectations. 1See definition of non-GAAP measures below

• Adjusted net earnings of $165 million, or $1.22 per share, for the third quarter of 2025 included income from $10 million, or $0.07 per share, tax valuation allowance benefit and $4 million, or $0.03 per share, of actuarial reserve release. Investment income from alternative investments was $67 million, or $0.48 per share, below management’s long-term expected return of approximately 10% • Adjusted net earnings of $156 million, or $1.22 per share, for the third quarter of 2024 included net expense from $17 million, or $0.13 per share, of actuarial assumption updates; partially offset by income from a $14 million, or $0.11 per share, tax valuation allowance benefit. Investment income from alternative investments was $41 million, or $0.31 per share, below management’s long-term expected return of approximately 10% As compared to the prior year quarter and excluding the above items, adjusted net earnings reflect asset growth, growing fees from accretive flow reinsurance, steady owned distribution margin and disciplined expense management driving scale benefit; partially offset by higher interest expense on debt. Capital and Liquidity Highlights Total F&G equity attributable to common shareholders, excluding AOCI, was $6.0 billion, or $44.07 per share, as of September 30, 2025. This reflects an increase of $0.68 per share during the quarter, including $1.03 per share increase from adjusted net earnings and other; partially offset by $0.19 per share net decrease for mark-to-market movements and $0.16 per share decrease from capital actions. Book value per common share excluding AOCI as of June 30, 2025 $ 43.39 Adjusted net earnings and other 1.03 Subtotal, before capital actions & mark-to-market $ 44.42 Capital actions (0.16) Subtotal, before mark-to-market $ 44.26 Mark-to-market movement (0.19) Book value per common share excluding AOCI as of September 30, 2025 $ 44.07 During the third quarter, F&G has returned capital to shareholders from common and preferred dividends of $33 million, as compared to $31 million in the third quarter of 2024. Also, F&G has successfully launched a strategic partnership with a new reinsurance vehicle, effective August 1, 2025, with approximately $1 billion in anticipated capital commitments. This partnership provides long-term, on demand growth capital to F&G through a forward flow reinsurance agreement on a quota share basis of certain fixed indexed annuity products. Earnings Conference Call Members of F&G’s senior management team will host a conference call with the investment community to discuss F&G’s third quarter 2025 results on Friday, November 7, 2025, beginning at 9:00 a.m. Eastern Time. The conference call will be broadcast live over F&G’s Investor Relations website at investors.fglife.com. A replay will also be available at the same location. About F&G F&G is committed to helping Americans turn their aspirations into reality. F&G is a leading provider of insurance solutions serving retail annuity and life customers and institutional clients and is headquartered in Des Moines, Iowa. For more information, please visit fglife.com. Use of Non-GAAP Financial Information Generally Accepted Accounting Principles (GAAP) is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, this presentation includes non-GAAP financial measures, which the Company believes are useful to help investors better understand its financial performance, competitive position and prospects for the future. Management believes these non-GAAP financial measures may be useful in certain instances to provide additional meaningful comparisons between current results and results in prior operating periods. Our non-GAAP financial measures may not be comparable to similarly titled measures of other organizations because other organizations may not calculate such non-GAAP measures in the same manner as we do. The presentation of this financial information is not intended to be considered in isolation of or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. By disclosing these non-GAAP financial measures, the Company believes it offers investors a greater understanding of, and an enhanced level of transparency into, the means by which the Company’s management operates the Company. Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings, net earnings attributable to common shareholders, or any other measures derived in accordance with GAAP as measures of operating performance or liquidity. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures are provided within. Forward-Looking Statements and Risk Factors This press release contains forward-looking statements that are subject to known and unknown risks and uncertainties, many of which are beyond our control. Some of the forward-looking statements can be identified by the use of terms such as “believes”, “expects”, “may”, “will”, “could”, “seeks”, “intends”, “plans”, “estimates”, “anticipates” or other comparable terms. Statements that are not historical facts, including statements regarding our expectations, hopes, intentions or strategies regarding the future are forward-looking statements. Forward-looking statements are based on management's beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: general economic conditions and other factors, including prevailing interest and unemployment rate levels and stock and credit market performance; consumer spending; government spending; the volatility and strength of the capital markets; investor and consumer confidence; foreign currency exchange rates; commodity prices; inflation levels; changes in trade policy; tariffs and trade sanctions on goods; trade wars; supply chain disruptions; natural disasters, public health crises, international tensions and conflicts, geopolitical events, terrorist acts, labor strikes, political crisis, accidents and other events; concentration in certain states for distribution of our products; the impact of interest rate fluctuations; equity market volatility or disruption; the impact of credit risk of our counterparties; changes in our assumptions and estimates regarding amortization of our deferred acquisition costs, deferred sales inducements and value of business acquired balances; regulatory changes or actions, including those relating to regulation of financial services affecting (among other things) underwriting of insurance products and regulation of the sale, underwriting and pricing of products and minimum capitalization and statutory reserve requirements for insurance companies, or the ability of our insurance subsidiaries to make cash distributions to us; and other factors discussed in “Risk Factors” and other sections of F&G's Form 10-K and other filings with the Securities and Exchange Commission (SEC). SOURCE: F&G Annuities & Life, Inc. CONTACT: Lisa Foxworthy-Parker SVP of Investor & External Relations Investor.relations@fglife.com 515.330.3307

F&G ANNUITIES & LIFE, INC. CONSOLIDATED BALANCE SHEETS (In millions, except per share data) (Unaudited) Assets September 30, 2025 December 31, 2024 Investments Fixed maturity securities available for sale, at fair value, (amortized cost of $54,005), net of allowance for credit losses of $96 at September 30, 2025 $ 51,601 $ 46,317 Preferred securities, at fair value 248 270 Equity securities, at fair value 104 145 Derivative investments 1,222 792 Mortgage loans, net of allowance for credit losses of $77 at September 30, 2025 7,391 5,926 Investments in unconsolidated affiliates (certain investments at fair value of $270 at September 30, 2025) 4,731 3,565 Other long-term investments 1,022 580 Policy loans 136 104 Short-term investments 910 2,410 Total investments $ 67,365 $ 60,109 Cash and cash equivalents 2,189 2,264 Reinsurance recoverable, net of allowance for credit losses of $18 at September 30, 2025 16,843 13,369 Goodwill 2,180 2,179 Prepaid expenses and other assets (certain assets held at fair value of $18 at September 30, 2025) 1,042 950 Other intangible assets, net 6,097 5,572 Market risk benefits asset 242 189 Income taxes receivable 67 — Deferred tax asset, net 112 299 Total assets $ 96,137 $ 84,931 Liabilities and Equity Contractholder funds $ 61,798 $ 56,404 Future policy benefits 10,055 8,749 Market risk benefits liability 830 549 Accounts payable and accrued liabilities 2,696 2,219 Income taxes payable — 5 Notes payable 2,236 2,171 Funds withheld for reinsurance liabilities 13,582 10,758 Total liabilities $ 91,197 $ 80,855 Equity Preferred stock $0.001 par value; authorized 25,000,000 shares as of September 30, 2025; outstanding and issued shares of 5,000,000 — — Common stock $0.001 par value; authorized 500,000,000 shares as of September 30, 2025; outstanding and issued shares of 134,625,415 and 135,835,404, respectively — — Additional paid-in-capital 3,755 3,464 Retained earnings 2,478 2,440 Accumulated other comprehensive income (loss) ("AOCI") (1,376) (1,923) Treasury stock, at cost (1,209,989 shares as of September 30, 2025) (33) (30) Total F&G Annuities & Life, Inc. shareholders' equity $ 4,824 $ 3,951 Non-controlling interests 116 125 Total equity $ 4,940 $ 4,076 Total liabilities and equity $ 96,137 $ 84,931

F&G ANNUITIES & LIFE, INC. CONSOLIDATED STATEMENTS OF OPERATIONS THIRD QUARTER INFORMATION (In millions, except per share data) (Unaudited) Three months ended Nine months ended September 30, 2025 September 30, 2024 September 30, 2025 September 30, 2024 Revenues Life insurance premiums and other fees $ 711 $ 506 $ 1,808 $ 1,711 Interest and investment income 748 712 2,096 2,012 Owned distribution revenues 24 20 63 61 Recognized gains and (losses), net 211 206 (1) 401 Total revenues 1,694 1,444 3,966 4,185 Benefits and expenses Benefits and other changes in policy reserves 1,181 1,095 2,698 2,864 Market risk benefit (gains) losses 43 71 148 80 Depreciation and amortization 180 147 491 417 Personnel costs 79 80 223 215 Other operating expenses 38 45 121 149 Interest expense 42 36 123 94 Total benefits and expenses 1,563 1,474 3,804 3,819 Earnings (loss) before income taxes 131 (30) 162 366 Income tax expense (benefit) 11 (25) 21 51 Net earnings (loss) 120 (5) 141 315 Less: Non-controlling interests 2 1 4 3 Net earnings (loss) attributable to F&G 118 (6) 137 312 Less: Preferred stock dividend 4 4 13 13 Net earnings (loss) attributable to F&G common shareholders $ 114 $ (10) $ 124 $ 299 Net earnings (loss) attributable to F&G common shareholders per common share Basic $ 0.86 $ (0.08) $ 0.95 $ 2.41 Diluted $ 0.85 $ (0.08) $ 0.94 $ 2.38 Weighted average common shares used in computing net earnings (loss) per common share Basic 133 124 131 124 Diluted 139 124 132 131

Non-GAAP Measures and Other Information RECONCILIATION OF NET EARNINGS (LOSS) TO ADJUSTED NET EARNINGS (LOSS) Three months ended Nine months ended September 30, 2025 September 30, 2024 September 30, 2025 September 30, 2024 Reconciliation of net earnings (loss) to adjusted net earnings attributable to common shareholders ¹ Net earnings (loss) attributable to common shareholders $ 114 $ (10) $ 124 $ 299 Non-GAAP adjustments Recognized (gains) and losses, net Net realized and unrealized (gains) losses on fixed maturity available-for-sale securities, equity securities and other invested assets 10 (15) 37 (100) Change in allowance for expected credit losses (1) 10 40 32 Change in fair value of reinsurance related embedded derivatives 60 178 162 186 Change in fair value of other derivatives and embedded derivatives (1) (127) (63) (58) Recognized (gains) losses, net 68 46 176 60 Market related liability adjustments (37) 145 50 19 Purchase price amortization 29 22 62 63 Transaction costs, other and non-recurring items 6 — 15 (3) Non-controlling interest (2) (3) (6) (8) Income taxes adjustment (13) (44) (62) (27) Adjusted net earnings attributable to common shareholders ¹ $ 165 $ 156 $ 359 $ 403 1See definition of non-GAAP measures below • Adjusted net earnings of $165 million, or $1.22 per share, for the third quarter of 2025 included income from $10 million, or $0.07 per share, tax valuation allowance benefit and $4 million, or $0.03 per share, of actuarial reserve release. Investment income from alternative investments was $67 million, or $0.48 per share, below management’s long-term expected return of approximately 10% • Adjusted net earnings of $156 million, or $1.22 per share, for the third quarter of 2024 included net expense of $17 million, or $0.13 per share, of actuarial assumption updates; partially offset by income from a $14 million, or $0.11 per share, tax valuation allowance benefit. Investment income from alternative investments was $41 million, or $0.31 per share, below management’s long-term expected return of approximately 10% • Adjusted net earnings of $359 million, or $2.72 per share, for the first nine months ended September 30, 2025 included income from $16 million, or $0.12 per share, reinsurance true-up adjustment, $10 million, or $0.07 per share, tax valuation allowance benefit and $4 million, or $0.03 per share, of actuarial reserve release. Investment income from alternative investments was $213 million, or $1.55 per share, below management’s long-term expected return of approximately 10% • Adjusted net earnings of $403 million, or $3.18 per share, for the first nine months ended September 30, 2024 included net expense of $33 million, or $0.25 per share, of actuarial assumption and model updates and other items; partially offset by offset by income from a $14 million, or $0.11 per share, tax valuation allowance benefit. Investment income from alternative investments was $113 million, or $0.86 per share, below management’s long-term expected return of approximately 10%

RECONCILIATION OF TOTAL EQUITY, TOTAL EQUITY EXCLUDING ACCUMULATED OTHER COMPREHENSIVE INCOME (AOCI), BOOK VALUE PER SHARE AND BOOK VALUE PER SHARE EXCLUDING AOCI Three months ended (In millions) September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 Total F&G Annuities & Life, Inc. shareholders' equity 4,824 4,438 4,363 3,951 Less: Preferred stock 250 250 250 250 Total F&G equity attributable to common shareholders 4,574 4,188 4,113 3,701 Less: AOCI (1,376) (1,670) (1,734) (1,923) Total F&G equity attributable to common shareholders, excluding AOCI $ 5,950 $ 5,858 $ 5,847 $ 5,624 Common shares outstanding 135 135 135 127 Book value per common share $ 33.88 $ 31.02 $ 30.47 $ 29.14 Book value per common share, excluding AOCI $ 44.07 $ 43.39 $ 43.31 $ 44.28 ASSETS UNDER MANAGEMENT (AUM) ROLLFORWARD, AVERAGE ASSETS UNDER MANAGEMENT (AAUM) AND AUM BEFORE FLOW REINSURANCE Three months ended (In millions) September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 AUM at beginning of period $ 55,565 $ 54,546 $ 53,817 $ 52,464 Net new business asset flows 2,269 1,763 1,790 2,270 Net flow reinsurance to third parties (1,187) (744) (1,395) (1,046) Net capital transaction proceeds (disbursements) — — 334 129 AUM at end of period¹ $ 56,647 $ 55,565 $ 54,546 $ 53,817 AAUM YTD¹ $ 54,870 $ 54,521 $ 53,877 $ 51,574 AUM before flow reinsurance $ 71,430 $ 69,161 $ 67,398 $ 65,274 SALES HIGHLIGHTS Three months ended Nine months ended September 30, 2025 September 30, 2024 September 30, 2025 September 30, 2024 Indexed annuities ("FIA/RILA") $ 1,665 $ 1,847 $ 4,827 $ 4,932 Indexed universal life ("IUL") 41 39 137 125 Pension risk transfer ("PRT") 538 337 1,294 1,259 Subtotal: Core sales 2,244 2,223 6,258 6,316 Fixed rate annuities ("MYGA") 969 1,655 3,438 4,457 Funding agreements ("FABN/FHLB") 1,025 — 1,550 1,020 Subtotal: Opportunistic sales2 1,994 1,655 4,988 5,477 Gross sales 4,238 3,878 11,246 11,793 Sales attributable to flow reinsurance to third parties3 (1,438) (1,492) (3,521) (3,660) Net sales 2,800 2,386 7,725 8,133 1See definition of non-GAAP measures below 2Opportunistic sales volumes fluctuate quarter to quarter depending on economics and market opportunity as we prioritize allocating capital to the highest return opportunities 3Sales attributable to flow reinsurance to third parties includes the reinsurance sidecar

DEFINITIONS The following represents the definitions of non-GAAP measures used by F&G: Adjusted Net Earnings attributable to common shareholders Adjusted net earnings attributable to common shareholders is a non-GAAP economic measure we use to evaluate financial performance each period. Adjusted net earnings attributable to common shareholders is calculated by adjusting net earnings (loss) attributable to common shareholders to eliminate: (i) Recognized (gains) and losses, net: the impact of net investment gains/losses, including changes in allowance for expected credit losses and other than temporary impairment (“OTTI”) losses, recognized in operations; and the effects of changes in fair value of the reinsurance related embedded derivative and other derivatives, including interest rate swaps and forwards; (ii) Market related liability adjustments: the impacts related to changes in the fair value, including both realized and unrealized gains and losses, of index product related derivatives and embedded derivatives, net of hedging cost; the impact of initial pension risk transfer deferred profit liability losses, including amortization from previously deferred pension risk transfer deferred profit liability losses; and the changes in the fair value of market risk benefits by deferring current period changes and amortizing that amount over the life of the market risk benefit; (iii) Purchase price amortization: the impacts related to the amortization of certain intangibles (internally developed software, trademarks and value of distribution asset and the change in fair value of liabilities recognized as a result of acquisition activities); (iv) Transaction costs: the impacts related to acquisition, integration and merger related items; (v) Other and “non-recurring,” “infrequent” or “unusual items”: Other adjustments include removing any charges associated with U.S. guaranty fund assessments as these charges neither relate to the ordinary course of the Company’s business nor reflect the Company’s underlying business performance, but result from external situations not controlled by the Company. Further, Management excludes certain items determined to be “non-recurring,” “infrequent” or “unusual” from adjusted net earnings when incurred if it is determined these expenses are not a reflection of the core business and when the nature of the item is such that it is not reasonably likely to recur within two years and/or there was not a similar item in the preceding two years; (vi) Non-controlling interest on non-GAAP adjustments: the portion of the non-GAAP adjustments attributable to the equity interest of entities that F&G does not wholly own; and (vii) Income taxes: the income tax impact related to the above-mentioned adjustments is measured using an effective tax rate, as appropriate by tax jurisdiction. While these adjustments are an integral part of the overall performance of F&G, market conditions and/or the non-operating nature of these items can overshadow the underlying performance of the core business. Accordingly, management considers this to be a useful measure internally and to investors and analysts in analyzing the trends of our operations. Adjusted net earnings should not be used as a substitute for net earnings (loss). However, we believe the adjustments made to net earnings (loss) in order to derive adjusted net earnings provide an understanding of our overall results of operations. Adjusted Weighted Average Diluted Shares Outstanding Adjusted weighted average diluted shares outstanding is the same as weighted average diluted shares outstanding except for periods in which our preferred stocks are calculated to be dilutive to either net earnings attributable to common shareholders or adjusted net earnings attributable to common shareholders, but not both, or there is a net earnings loss attributable to common shareholders on a GAAP basis, but positive adjusted net earnings attributable to common shareholders using the non-GAAP measure. The above exceptions are made to include relevant diluted shares when dilution occurs and exclude relevant diluted shares when dilution does not occur for adjusted net earnings attributable to common shareholders. Management considers this non-GAAP financial measure to be useful internally and for investors and analysts to assess the level of return driven by the Company that is available to common shareholders. Adjusted Net Earnings attributable to common shareholders per Diluted Share Adjusted net earnings attributable to common shareholders per diluted share is calculated as adjusted net earnings plus preferred stock dividend (if the preferred stock has created dilution). This sum is then divided by the adjusted weighted-average diluted shares outstanding. Management considers this non-GAAP financial measure to be useful internally and for investors and analysts to assess the level of return driven by the Company that is available to common shareholders. Adjusted Return on Assets attributable to Common Shareholders Adjusted return on assets attributable to common shareholders is calculated by dividing year-to-date annualized adjusted net earnings attributable to common shareholders by year-to-date AAUM. Return on assets is comprised of net investment income, less cost of funds, flow reinsurance fee income, owned distribution margin and less expenses (including operating expenses, interest expense and income taxes) consistent with our adjusted net earnings definition and related adjustments. Cost of funds includes liability costs related to cost of crediting as well as other liability costs. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing financial performance and profitability earned on AAUM.

Adjusted Return on Average Common Shareholder Equity, excluding AOCI Adjusted return on average common shareholder equity is calculated by dividing the rolling four quarters adjusted net earnings attributable to common shareholders, by total average F&G equity attributable to common shareholders, excluding AOCI. Average equity attributable to common shareholders, excluding AOCI for the twelve month rolling period is the average of 5 points throughout the period. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, changes in instrument-specific credit risk for market risk benefits and discount rate assumption changes for the future policy benefits, management considers this non-GAAP financial measure to be a useful internally and for investors and analysts to assess the level return driven by the Company's adjusted earnings. Assets Under Management (AUM) AUM is comprised of the following components and is reported net of reinsurance assets ceded in accordance with GAAP: (i) total invested assets at amortized cost, excluding investments in unconsolidated affiliates, owned distribution and derivatives; (ii) investments in unconsolidated affiliates at carrying value; (iii) related party loans and investments; (iv) accrued investment income; (v) the net payable/receivable for the purchase/sale of investments; and (vi) cash and cash equivalents excluding derivative collateral at the end of the period. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the size of our investment portfolio that is retained. AUM before Flow Reinsurance AUM before Flow Reinsurance is comprised of AUM plus flow reinsured assets, including certain block reinsured assets that have the characteristics of flow reinsured assets. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the size of our investment portfolio including reinsured assets. Average Assets Under Management (AAUM) (Quarterly and YTD) AAUM is calculated as AUM at the beginning of the period and the end of each month in the period, divided by the total number of months in the period plus one. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the rate of return on retained assets. Book Value per Common Share, excluding AOCI Book value per Common share, excluding AOCI is calculated as total F&G equity attributable to common shareholders divided by the total number of shares of common stock outstanding. Management considers this to be a useful measure internally and for investors and analysts to assess the capital position of the Company. Debt-to-Capitalization Ratio, excluding AOCI Debt-to-capitalization ratio is computed by dividing total aggregate principal amount of debt by total capitalization (total debt plus total equity, excluding AOCI). Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing its capital position. Return on Average F&G common shareholder Equity, excluding AOCI Return on average F&G common shareholder equity, excluding AOCI is calculated by dividing the rolling four quarters net earnings (loss) attributable to common shareholders, by total average F&G equity attributable to common shareholders, excluding AOCI. Average F&G equity attributable to common shareholders, excluding AOCI for the twelve month rolling period is the average of 5 points throughout the period. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, changes in instrument-specific credit risk for market risk benefits and discount rate assumption changes for the future policy benefits, management considers this non-GAAP financial measure to be useful internally and for investors and analysts to assess the level of return driven by the Company that is available to common shareholders.

Sales Annuity, IUL, funding agreement and non-life contingent PRT sales are not derived from any specific GAAP income statement accounts or line items and should not be viewed as a substitute for any financial measure determined in accordance with GAAP. Sales from these products are recorded as deposit liabilities (i.e., contractholder funds) within the Company's consolidated financial statements in accordance with GAAP. Life contingent PRT sales are recorded as premiums in revenues within the consolidated financial statements. Management believes that presentation of sales, as measured for management purposes, enhances the understanding of our business and helps depict longer term trends that may not be apparent in the results of operations due to the timing of sales and revenue recognition. Total Capitalization, excluding AOCI Total capitalization, excluding AOCI is based on total equity excluding the effect of AOCI and the total aggregate principal amount of debt. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, changes in instrument-specific credit risk for market risk benefits and discount rate assumption changes for the future policy benefits, management considers this non-GAAP financial measure to provide useful supplemental information internally and to investors and analysts to help assess the capital position of the Company. Total Equity, excluding AOCI Total equity, excluding AOCI is based on total equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, changes in instrument-specific credit risk for market risk benefits and discount rate assumption changes for the future policy benefits, management considers this non- GAAP financial measure to provide useful supplemental information internally and to investors and analysts assessing the level of earned equity on total equity. Total F&G Equity attributable to common shareholders, excluding AOCI Total F&G equity attributable to common shareholder, excluding AOCI is based on total F&G Annuities & Life, Inc. shareholders' equity excluding the effect of AOCI and preferred stocks, including additional paid-in-capital. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, changes in instrument-specific credit risk for market risk benefits and discount rate assumption changes for the future policy benefits, management considers this non-GAAP financial measure to be useful internally and for investors and analysts to assess the level of return driven by the Company that is available to common shareholders.